SECOND AMENDMENT TO
THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
OF
PREFERRED APARTMENT COMMUNITIES OPERATING PARTNERSHIP, L.P.

This SECOND AMENDMENT TO THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP (this “Amendment’) of PREFERRED APARTMENT COMMUNITIES OPERATING PARTNERSHIP, L.P. (the “Partnership”), dated as of December 28, 2012, is entered into among PREFERRED APARTMENT COMMUNITIES, INC., a Maryland corporation, the general partner (the “General Partner”), and PREFERRED APARTMENT ADVISORS, LLC, a Delaware limited liability company, the initial limited partner and the special limited partner (the “Initial Limited Partner” and the “Special Limited Partner”).

RECITALS

WHEREAS, the parties hereto are parties to that certain Third Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of November 18, 2011, as amended by that certain First Amendment to Third Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of March 14, 2012 (as amended, the “Third Amended and Restated Agreement”).
WHEREAS, pursuant to Section 14.1 of the Third Amended and Restated Agreement, the parties hereto desire to make certain amendments to the Third Amended and Restated Agreement.
WHEREAS, the parties hereto desire to obtain the consent of the holders of the Class B Units with respect to this Amendment.
NOW THEREFORE, in consideration of the premises made hereunder, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.
Amendment to Article 1. The definition of “Gross Asset Value” in Article 1 of the Third Amended and Restated Agreement is hereby amended by: (A) deleting the word “or” at the end of clauses (b)(i) and (ii); (B) inserting the word “and” at the end of clause (b)(iii); and (C) inserting a new clause (b)(iv) as follows:

“(iv) the grant of an interest in the Partnership (other than a de minimis interest) as consideration for the provision of services to or for the benefit of the Partnership by an existing Partner acting in a partner capacity, or by a new Partner acting in a partner capacity or in anticipation of becoming a Partner;”

2.	Amendment to Section 16.1. Section 16.1 of the Third Amended and Restated Agreement is hereby amended by replacing “150,000” with “1,000,000”.

3.
Amendment to subparagraph 1(b) of Exhibit B. Subparagraph 1(b) of Exhibit B of the Third Amended and Restated Agreement is hereby amended by: (A) redesignating clause (ii) as clause (iii) and (B) inserting a new clause (ii) as follows:

“(ii) second, if the Partnership has Net Property Gain for any taxable year or portion thereof, such Net Property Gain shall be allocated to the Partners holding Class B Units in proportion to their respective Percentage Interests until the Capital Account balances attributable to their Class B Units are equal to (A) the Average Capital Account Balance, multiplied by (B) the number of their Class B Units; provided, that no such Net Property Gain and, to the extent necessary, individual items of gain will be allocated with respect to any particular Class B Unit unless and to the extent that the Average Capital Account Balance exceeds the Average Capital Account Balance in existence at the time such Class B Unit was issued. The parties agree that the intent of this subparagraph 1(b)(ii) is to make the Capital Account balance associated with each Class B Unit to be economically equivalent to the Capital Account balance associated with the Class A Units outstanding (on a per-Unit basis), but only if and to the extent that the Capital Account balance associated with the Class A Units outstanding, without regard to the allocations under this subparagraph 1(b)(ii), has increased on a per-Unit basis since the issuance of the relevant Class B Unit.”

[Signature page follows.]

IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have duly executed this Amendment as of the date first set forth above.

General Partner:

PREFERRED APARTMENT COMMUNITIES, INC.

By:    /s/ John A. Williams__________________
John A. Williams
Chief Executive Officer

Initial Limited Partner:

PREFERRED APARTMENT ADVISORS, LLC

By:    NELL Partners, Inc., its sole member

By:    /s/ John A. Williams__________________
John A. Williams
Chief Executive Officer

Special Limited Partner:

PREFERRED APARTMENT ADVISORS, LLC

By:    NELL Partners, Inc., its sole member

By:    /s/ John A. Williams__________________
John A. Williams
Chief Executive Officer

[Signature Page to Second Amendment to Third A&R LPA]

IN WITNESS WHEREOF, the undersigned, as the holders of the issued and outstanding Class B Units, have duly consented to this Amendment as of the date first set forth above.

WSW Holdings, LLC, f/b/o WSW Holdings (WY), LLC
By: WSW Holdings (WY), LLC, f/b/o John A. Williams

/s/ John A. Williams________________________
John A. Williams, Manager

WSW Holdings, LLC, f/b/o WSW Holdings (WY), LLC
By: WSW Holdings (WY), LLC, f/b/o Leonard A. Silverstein

/s/ Leonard A. Silverstein____________________
Leonard A. Silverstein, Manager

/s/ Micheal J. Cronin________________________
Michael J. Cronin

/s/ William F. Leseman_______________________
William F. Leseman

[Signature Page to Second Amendment to Third A&R LPA]